RESCON TECHNOLOGY CORPORATION
                       [A Development Stage Company]
                       Pro Forma Financial Statements
                                May 31, 2003

































                       RESCON TECHNOLOGY CORPORATION
                       [A Development Stage Company]
                          Pro Forma Balance Sheet
                                May 31, 2003
                                (Unaudited)

                                                                          Pro Forma
                                                                        Giving Effect
                                                 RESCON                 to the Merger
                                   Campuslive  Technology                    as of
                                 Incorporated Corporation  Adjustments   May 31, 2003
                                 ----------------------------------------------------

ASSETS

Current Assets:
 Prepaid expense                 $         0  $   15,667  $         0  $      15,667
                                 ----------------------------------------------------
   Total Current Assets                    0      15,667            0         15,667

Property and Equipment - net         160,458           0                     160,458
Other receivables                          0     218,000                     218,000
                                 ----------------------------------------------------
TOTAL ASSETS                     $   160,458  $  233,667  $         0  $     394,125
                                 ====================================================
LIABILITIES AND
STOCKHOLDERS' EQUITY

Current Liabilities:
 Related party payable           $   175,000  $  835,226  $         0  $   1,010,226
 Other current liabilities                 0         989                         989
                                 ----------------------------------------------------
  Total Current Liabilities          175,000     836,215            0      1,011,215

Minority interest in Campuslive                                   (68)           (68)

Stockholders' Equity:
 Common stock                          2,681         346       (2,414)           613
 Additional Paid-in Capital          222,320   4,649,775        2,482      4,874,577
 Retained Earnings                  (239,542) (5,252,669)           0     (5,492,211)
                                 ----------------------------------------------------
   Total Stockholders' Equity        (14,541)   (602,548)          68       (617,021)

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY             $   160,459  $  233,667  $         0  $     394,126
                                 ====================================================

                           See accompanying notes


                       RESCON TECHNOLOGY CORPORATION
                       [A Development Stage Company]
                     Pro Forma Statement of Operations
                   For the Nine Months Ended May 31, 2003
                                (Unaudited)

                                                                           Pro Forma
                                                                        Giving Effect
                                                 RESCON                 to the Merger
                                   Campuslive Technology                     as of
                                 Incorporated Corporation  Adjustments   May 31, 2003
                                 ----------------------------------------------------
Revenues                         $         0  $        0  $         0  $           0

General and Administrative
Expenses                            (104,575)   (692,246)           0       (796,821)
                                 ----------------------------------------------------
Net loss from operations            (104,575)   (692,246)                   (796,821)

Other income/(expense)
 Loss on investment in GIT                 0     (39,679)           0        (39,679)
                                 ----------------------------------------------------
Net Loss Before Income Taxes        (104,575)   (731,925)                   (836,500)

Current Year Provision for
Income Taxes                               0           0            0              0
                                 ----------------------------------------------------
Net Loss                         $  (104,575) $ (731,925) $         0  $    (836,500)
                                 ====================================================
Loss Per Share                   $     (0.04) $    (0.21)              $       (0.14)
                                 ====================================================
Average Shares Outstanding         2,680,500   3,458,091                   6,126,091
                                 ====================================================


                           See accompanying notes


                       RESCON TECHNOLOGY CORPORATION
                       [A Development Stage Company]
                     Pro Forma Statement of Operations
                     For the Year Ended August 31, 2002
                                (Unaudited)

                                                                          Pro Forma
                                                                        Giving Effect
                                                   RESCON               to the Merger
                                   Campuslive  Technology                as of August
                                 Incorporated Corporation  Adjustments     31, 2002
                                 ----------------------------------------------------
Revenues                         $         0  $        0  $         0  $           0

General and Administrative
Expenses                             108,867      27,655            0        136,522
                                 ----------------------------------------------------
Net Income from Operations          (108,867)    (27,655)                   (136,522)

Other Income/(Expense)
 Income from forgiveness of debt           0       5,345                       5,345
 Loss on investment in GIT                 0      (8,384)                     (8,384)
                                 ----------------------------------------------------
Net Income/(Loss) Before Taxes      (108,867)    (30,694)           0       (139,561)

Current Year Provision for
Income Taxes                               0           0            0              0
                                 ----------------------------------------------------
Net Loss                         $  (108,867) $  (30,694) $         0  $    (139,561)
                                 ====================================================
Loss Per Share                   $     (0.04) $    (0.01)              $       (0.02)
                                 ====================================================
Average Shares Outstanding         2,680,500   4,041,941                   6,709,941
                                 ====================================================



                           See accompanying notes


                       RESCON TECHNOLOGY CORPORATION
                       [A Development Stage Company]
                  Notes to Pro Forma Financial Statements
                               June 30, 2002
                                (Unaudited)

Note 1    AGREEMENT AND PLAN OF REORGANIZATION
          ------------------------------------

          ResCon Technology Corporation was organized as a Wyoming corporation and spent many years (since 1976) in the business of manufacturing and selling chemicals and related products for the permanent repair and protection of concrete and steel structures. However, the Company liquidated all assets prior to 1994 and has had no business activity since. In July of 1999, the Company merged with and into ResCon Technology Corporation, a Nevada corporation. The merger was effected for the purpose of changing the corporate domicile to Nevada, and to provide for the exchange of 1 share of the Nevada corporation to the stockholders for each 7,000 shares of the Wyoming corporation.

          On July 12, 2002, ResCon Technology Corporation entered an Agreement and Plan of Reorganization (the Agreement) with Radical Technologies, Inc., a New York corporation (Radical) and its wholly owned subsidiary, GIT Securities Corporation, a Nevada corporation (GIT). GIT was a New York based, registered broker/dealer providing discount and full service brokerage services to certain targeted ethnic groups of customers in the United States, including Russians, Bulgarians and Armenians,
          among others.   Pursuant to the Agreement, the Company
          essentially issued 2,200,000 shares of common stock to Radical in exchange for 20% of GIT. Since that transaction, GIT has ceased its operations and ResCon has written off its investment in GIT.

          On February 27, 2003, the Company entered into an Agreement and Plan of Reorganization with Campuslive Incorporated, a Delaware corporation, ("Campus"), whereby the Company proposed to acquire a majority or all of the issued and outstanding common shares of Campus from the Campus shareholders.

          On June 11, 2003, the Company, Campus and the Campus shareholders closed the Agreement. In accordance with the terms of the Agreement, the Company acquired 2,668,000 shares of Campus in exchange for 2,668,000 shares of restricted Company common stock issued to the Campus shareholders in reliance upon an exemption from registration provided by Rule 506 of Regulation D of the rules and regulations promulgated under the Securities Act of 1933 by the Securities and Exchange Commission. Mr. Chrisitan Nigohossian, the Company's president and director and the president, director and controlling shareholder of Campus, was issued 2,500,000 Company common shares in exchange for the 2,500,000 shares of Campus he owned. None of the other officers, directors or affiliates of the Campus are officers, directors or affiliates of the Company.


                       RESCON TECHNOLOGY CORPORATION
                       [A Development Stage Company]
                  Notes to Pro Forma Financial Statements
                               June 30, 2002
                                (Unaudited)

          The Pro Forma financial statements reflect all of the transactions contemplated by the Agreement. Specifically, the par value of Campus was reclassified as paid-in capital of the consolidated company. An adjustment was also made to reflect the minority interest in Campus which was not converted to ResCon (approximately 12,500 shares or .4663 %). The new shares of the Company issued to the Campus shareholders are included as common stock with an adjustment to paid-in capital.